U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K/A

                         AMENDMENT NO. 1

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):   December 4, 2003
                                                    ------------------


         	         Claremont Technologies Corp.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)


     Nevada                     000-50240                  98-0338263
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)


   #2120, 1066 West Hastings Street
   Vancouver, British Columbia, Canada		         V6E 3X2
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


 Registrant's telephone number, including area code:	(604) 880-5555
                                                        ----------------

Item 2. Acquisition or Disposition of Assets.

As reported on Form 8-K filed September 4, 2003, Claremont Technologies, Corp. (the "Company") completed acquisition to acquire 100% of the issued and outstanding shares of the common stock of Safe Cell Tab, Inc. ("Safe Cell Tab") in exchange for 8,480,000 unissued shares of its common stock. As a result of this exchange, Safe Cell Tab becomes a wholly owned subsidiary of the Company on August 22, 2003 pursuant to a Share Exchange Agreement between Claremont Technologies and the shareholders of Safe Cell Tab. The previously filed Form 8-K should be referred to for further details concerning the foregoing acquisition.

This Form 8-K/A amends the current report on Form 8-K filed September 4, 2003 to include Item 7(a) financial statements and Item 7(b) Pro-Forma Financial Information which are included herein.

 Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following financial statements of Safe Cell Tab, Inc. are included in this current report:

(1)	Auditors' Report;
(2)     Balance Sheets for year ended June 30, 2003 and June 30, 2002;
(3)	Statements of Operations and Deficit for year ended June 30, 2003 and
        June 30, 2002;
(4)	Statements of Cash Flows for year ended June 30, 2003 and June 30, 2002;
(5)	Notes to Financial Statements as at June 30, 2003.

(b)	Pro Forma Financial Information.

The following pro forma financial information is included in this current report:

(1)	Introduction to Pro-Forma Consolidated Financial Statements as at
        September 30, 2002, and for the year ended September 30, 2002
        (Unaudited);
(2)	Pro-Forma Consolidated Balance Sheet dated as at September 30, 2002
        (Unaudited);
(3)	Pro-Forma Consolidated Statement of Operations for year ended September
        30, 2002 (Unaudited); and
(4)	Notes and Assumptions to Unaudited Consolidated Pro-Forma Balance Sheet
        and Pro-Forma Statement of Operations for year ended September 30, 2002.

                               SAFE CELL TAB INC.


                             FINANCIAL STATEMENTS


                            JUNE 30, 2003 AND 2002
                           (Stated in U.S. Dollars)

                              AUDITORS' REPORT




To the Directors
Safe Cell Tab Inc.


We have audited the balance sheets of Safe Cell Tab Inc. as at June 30, 2003 and 2002, and the statements of operations and deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2003 and 2002, and the results of its operations and cash flows for the years then ended in accordance with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in to Note 2 to the financial statements, the Company has an accumulated deficit from operations, and is dependent upon obtaining adequate financing to establish a sustainable operation. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Vancouver, Canada	              /s/ Morgan & Company

October 29, 2003	              Chartered Accountants

                                    SAFE CELL TAB INC.
                                     BALANCE SHEETS
                                 (Stated in US Dollars)

                                                                  JUNE 30
                                                            2003           2002
-------------------------------------------------------------------------------
ASSETS
Current
   Inventory                                            $   4,315      $   4,294
   Amount receivable                                            0            222
                                                        ----------     ----------
                                                        $   4,315      $   4,516
                                                        ==========     ==========
LIABILITIES
Current
   Accounts payable and accrued liabilities             $     809      $     680
   Related party payable (Note 4)                          13,582         25,681
                                                        ----------     ----------
                                                           14,391         26,361
SHAREHOLDER'S DEFICIENCY
Share Capital
   Authorized:
     10,000 common shares, par value $1.00 per share
   Issued and outstanding:
          1 common share                                        1              1

Deficit                                                    (8,177)       (21,121)
Cumulative Translation Adjustment                          (1,900)          (725)
                                                        ----------     ----------
                                                          (10,076)       (21,845)

                                                        $   4,315      $   4,516
                                                        ==========     ==========

                                    SAFE CELL TAB INC.
                            STATEMENTS OF OPERATIONS AND DEFICIT
                                 (Stated in US Dollars)

                                                            YEARS ENDED JUNE 30
                                                            2003           2002
-------------------------------------------------------------------------------
Revenue
   Sales                                                $  23,950      $  10,278
   Cost of Sales                                            1,497          3,691
                                                        ----------     ----------
Gross Profit                                            $  22,453      $   6,587
                                                        ----------     ----------
Expenses
   Equipment rental                                           340            387
   General and administrative                                 680          3,382
   Interest, bank charges and foreign exchange                992          1,230
   Marketing                                                4,929         12,743
   Postage and delivery                                       957          1,124
   Promotion and presentation                                 367            134
   Testing                                                      0          4,622
   Telephone                                                  755            613
   Travel                                                     489            319
                                                        ----------     ----------
                                                            9,509         24,554
                                                        ----------     ----------

Net Income (Loss) for the year                             12,944        (17,967)

Deficit, Beginning of the year                            (21,121)        (3,154)

Deficit, End of year                                    $  (8,177)     $ (21,121)
                                                        ==========     ==========


                                    SAFE CELL TAB INC.
                                STATEMENTS OF CASH FLOWS
                                 (Stated in US Dollars)

                                                            YEARS ENDED JUNE 30
                                                            2003           2002
-------------------------------------------------------------------------------
Cash Flows From Operating Activities
   Net income (loss) for the year                       $  12,944      $ (17,967)

Adjustments to reconcile net loss to net cash used by
Operating Activities
   Inventory                                                  (21)        (4,192)
   Accounts payable                                             0            680
   Amount receivable                                          222           (222)
                                                        ----------     ----------
                                                           13,274        (21,701)
Cash Flows From Financing Activities
   Related party payable                                  (12,099)         9,126
   Loans payable                                                0         13,191
                                                        ----------     ----------
                                                          (12,099)        22,317

Effect of Exchange Rate Changes on Cash                    (1,175)          (621)

Increase (Decrease) in cash                                     0             (5)

Cash, Beginning of the year                                     0              5

Cash, End of the year                                   $       0      $       0
                                                        ==========     ==========


                                    SAFE CELL TAB INC.
                              NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2003 AND JUNE 30, 2002
                                 (Stated in US Dollars)

1.	INCORPORATION

The Company was incorporated as Liberty Resources Inc. under the Company Act (British Columbia) on May 9, 1996. On March 1, 2001 and on December 3, 2001, the Company changed its name to Clearlinetab.online Inc. and Safe Cell Tab Inc. respectively.

2.	NATURE OF OPERATIONS AND GOING CONCERN

The Company's business consists of developing and selling a product called the "Safe Cell Tab". The Company owns a proprietary technology which it has acquired under exclusive license agreement dated March 14, 2002. Under the terms of the agreement, the Company has an exclusive right to sell the product worldwide for a period of ten years with a further option of an additional ten years at the desire of the distributor.

Since inception, the Company has realized an accumulated deficit and net cash outflows from operations. Since its inception, the Company has funded operations through related party loans in order to meet its strategic objectives. Management believes that sufficient funding will be available to meet its business objectives, including anticipated cash needs for working capital, and is currently evaluating several financing options. However, there can be no assurance that the Company will be able to obtain sufficient funds to continue the establishment of sustainable operations. As a result of the foregoing, there exists substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.	SIGNIFICANT ACCOUNTING POLICIES

a)	Revenue Recognition

Revenue from product sales is recognized at the time of delivery.

b)	Inventory

Inventory is valued at the lower of cost and net realizable value.

                                    SAFE CELL TAB INC.
                              NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2003 AND JUNE 30, 2002
                                 (Stated in US Dollars)


3.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

c)	Foreign Currency Translation

The Company's operations are located in Vancouver, Canada and its functional currency is the Canadian dollar. The financial statements have been translated using the current method whereby the assets and liabilities are translated at the year end exchange rate, capital accounts at the historical exchange rate, and revenues and expenses at the average exchange rate for the period. Adjustments arising from the translation of the Company's financial statements are included as a separate component of shareholders' equity.

d)	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

e)	Income Taxes

The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS 109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all if a deferred tax asset will not be realized, a valuation allowance is recognized.


4.	RELATED PARTY PAYABLE

The loans are unsecured, interest free and repayable on demand.


5.	SUBSEQUENT EVENTS

Subsequent to June 30, 2003, the Company:

a)	issued 8,479 common shares for cash proceeds of $6,292. Bringing the total issued and outstanding common shares in the Company to 8,480 common shares at the time the Company executed its Share Exchange Agreement (Auugust 22, 2003) with Claremont Technologies Corp. At this time the Company had an authorized capital of 10,000 common shares with a par value of CAD $1.00 per common share. Other than the Company's common stock, no other classes or types of securities have been or plan to be authorized, issued, pledged or distributed.

b)	acquired a Master Distributor License for a wireless 802.11b wireless wi-fi network technology from a Canadian corporation called Softhill
Technologies, Ltd.   Consideration for the acquisition of this Master
Distribution license was USD $9,500.

                                    SAFE CELL TAB INC.
                              NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2003 AND JUNE 30, 2002

5.	SUBSEQUENT EVENTS (Continued)

c)	entered into a share exchange agreement with Claremont Technologies Corp., dated August 22, 2003, whereby all shareholders of the Company exchanged their shares for 8,480,000 common shares of Claremont Technologies Corp. so that the Company became a wholly-owned subsidiary of Claremont Technologies Corp.

                           CLAREMONT  TECHNOLOGIES  CORP.

                           (A DEVELOPMENT STAGE COMPANY)



                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



                               SEPTEMBER 30, 2002
                             (Stated in US dollars)

                          CLAREMONT TECHNOLOGIES CORP.
                         (A Development Stage Company)

          INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

      AS AT SEPTEMBER 30, 2002, AND FOR THE YEAR ENDED SEPTEMBER 30, 2002
                          (Stated in U.S. Dollars)



The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Safe Cell Tab Inc. ("Safe Cell") by Claremont Technologies Corp. ("Claremont"). Since the transaction resulted in the former shareholders of Safe Cell owning the majority of the issued shares of Claremont, the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by Safe Cell of the net assets and liabilities of Claremont.

The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Claremont and Safe Cell and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on October 1, 2001 under the purchase method of accounting and carried through to September 30, 2002. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on September 30, 2002.

This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                          CLAREMONT TECHNOLOGIES CORP.
                         (A Development Stage Company)

                    PRO-FORMA CONSOLIDATED BALANCE SHEET

                             SEPTEMBER 30, 2002
                          (Stated in U.S. Dollars)

                                              CLAREMONT
                                            TECHNOLOGIES   SAFE CELL   PRO-FORMA
                                               CORP.        TAB INC.   ADJUSTMENT   PRO-FORMA
------------------------------------------------------------------------------------------------
ASSETS
Current
   Cash                                     $     786    $       0    $    6,292 (1) $   7,078
   Inventory                                        0        4,315                       4,315
   Prepaid expense                              4,500            0                       4,500
                                             ---------   ----------                  ----------
                                                5,286        4,315                      15,893
Website Development Costs                       4,717            0                       4,717
                                             ---------   ----------                  ----------
                                            $  10,003    $   4,315                   $  20,610
                                            ==========   ==========                  ==========
LIABILITIES
Current
   Accounts payable                         $  48,070    $     809                   $  48,879
   Related party payable                            0       13,582                      13,582
                                            ---------    ---------                   ----------
                                               48,070       14,391                      62,461
Notes Payable                                  49,984            0                      49,984
                                            ---------    ---------                   ----------
                                               98,054       14,391                     112,445
SHAREHOLDER'S DEFICIENCY
Share Capital                                   5,100            1         6,292 (1)    24,800
                                                                          18,507 (2)
                                                                          (5,100)(2)

Additional Paid-In Capital                     46,900            0       (46,900)(2)         0

Deficit                                      (140,051)      (8,177)      140,051 (2)         0
                                                                         (88,051)(2)
                                                                         (18,507)(2)

Cumulative Translation Adjustment                           (1,900)                     (1,900)
                                            ----------   ----------                   ---------
                                              (88,051)     (10,076)                    (91,835)

                                            $  10,003    $   4,315                   $  20,610
                                            ==========   ==========                  ==========


                          CLAREMONT TECHNOLOGIES CORP.
                         (A Development Stage Company)

               PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        YEAR ENDED SEPTEMBER 30, 2002
                          (Stated in U.S. Dollars)

                                              CLAREMONT
                                            TECHNOLOGIES   SAFE CELL   PRO-FORMA
                                               CORP.        TAB INC.   ADJUSTMENT   PRO-FORMA
------------------------------------------------------------------------------------------------
Revenue                                     $        0   $   23,950                  $  23,950
Cost of Sales                                        0        1,497                      1,497
                                            ----------   ----------                  ----------
                                                     0       22,453                     22,453
Expenses                                       (67,767)      (9,509)                   (77,276)
                                            ----------   ----------                  ----------
Net Income (Loss)                           $  (67,767)  $   12,944                  $ (54,823)
                                            ==========   ==========                  ==========


Net Loss per share                                                                   $  (0.01)
                                                                                     =========

Weighted Average Number of Common Shares
   Outstanding                                                                       24,800,000
                                                                                     ==========


                       CLAREMONT TECHNOLOGIES CORP.
                      (A Development Stage Company)

       NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
            BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS

                     YEAR ENDED SEPTEMBER 30, 2002
                        (Stated in U.S. Dollars)



1.	ORGANIZATION AND BASIS OF PRESENTATION

The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Claremont for the year ended September 30, 2002, and of Safe Cell for the year ended June 30, 2003 considering the effects of the reverse take-over transaction as if the transaction was completed effective October 1, 2001 in the case of the pro-forma consolidated statement of operations, and effective September 30, 2002 in the case of the pro-forma consolidated balance sheet.


2.	ASSUMPTION

The number of common shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of common shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated October 1, 2001.


3.	PRO-FORMA ADJUSTMENTS

1.	To record issue of shares for cash by Safe Cell prior to the share purchase transaction.

2.	To record the reverse take-over transaction.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLAREMONT  TECHNOLOGIES,  CORP.

Date:  December 4,  2003
                                        By:  /s/ Andrew JM Willoughby
                                            -----------------------
                                             ANDREW JM WILLOUGHBY
                                             President, Chief Operating Officer

                                        By: /s/  Daniel J Steer
                                            -----------------------
                                             Chairman, Chief Executive Officer